                    Partners First Credit Card Master Trust
                            Monthly Trust Activity

A. Trust Level Activity

         Number of Days in Monthly Period                                                                         30
         Beginning Principal Receivables Balance                                                    1,732,096,166.30
         Beginning Special Funding Account Balance                                                              0.00
         Beginning Principal Receivables + SFA Balance                                              1,732,096,166.30
         Beginning Finance Charge Receivables                                                          54,172,340.91
         Beginning Total Receivables                                                                1,786,268,507.21
         Special Funding Account Earnings                                                                       0.00
         Finance Charge Collections                                                                    23,440,243.59
         Interest/Fee Reversals (Wachovia accounts only)                                                 -533,868.79
         Interchange Collections                                                                        1,791,899.11
         Collection Account Investment Proceeds                                                                 0.00
         Recoveries treated as Finance Charge Collections                                                       0.00
         Total Finance Charge Receivables Collections                                                  24,698,273.91
         Principal Receivables Collections                                                            147,446,056.40
         Recoveries treated as Principal Collections                                                      717,940.57
         Total Principal Receivables Collections                                                      148,163,996.97
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                      9.57%
         Defaulted Amount (Net of Recoveries)                                                          15,756,358.93
         Annualized Default Rate                                                                              10.92%
         Trust Gross Yield                                                                                    17.11%
         Aggregate Account Addition or Removal (Y/N)?                                                              N
         Date of Addition/Removal                                                                                N/A
         Principal Receivables at the end of the day of Addition/Removal                                         N/A
         SFA Balance at the end of the day of Addition/Removal                                                   N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                           N/A
         Ending Principal Receivables Balance                                                       1,705,347,866.85
         Ending Special Funding Account (SFA) Balance                                                           0.00
         Ending Principal Receivables + SFA Balance                                                 1,705,347,866.85
         Ending Finance Charge Receivables                                                             55,311,830.27
         Ending Total Receivables                                                                   1,760,659,697.12
         Required Minimum Principal Balance (as of month end)                                         749,610,507.42

                    Partners First Credit Card Master Trust
                            Monthly Trust Activity

B. Series Allocations

                                                                                Total                         1998-3
         Group                                                                                                   1
         Class A Initial Invested Amount                                               528,000,000.00               528,000,000.00
         Class B Initial Invested Amount                                               113,000,000.00               113,000,000.00
         Collateral Initial Invested Amount                                             67,000,000.00                67,000,000.00
         Class D Initial Invested Amount                                                42,000,000.00                42,000,000.00
         Total Initial Invested Amount                                                 750,000,000.00               750,000,000.00
         Required Transferor Amount (per definition)                                    52,500,000.00                52,500,000.00
         Initial Invested Amount + Req Transf Amount                                   802,500,000.00               802,500,000.00
         Series Allocation Percentage                                                         100.00%                      100.00%
         Series Allocable Finance Charge Collections                                    24,698,273.91                24,698,273.91
         Series Allocable Principal Collections                                        148,163,996.97               148,163,996.97
         Series Allocable Defaulted Amounts                                             15,756,358.93                15,756,358.93
         Series Allocable Servicing Fee                                                  1,249,350.85                 1,249,350.85
         In Revolving Period?                                                                                                    Y
         Available for Principal Sharing Series                                         70,595,676.06                70,595,676.06
         Principal Shortfall                                                                     0.00                         0.00
         Allocation of Shared Principal Collections                                              0.00                         0.00
         Available for Excess Allocation Series                                                  0.00                         0.00
         Finance Charge Shortfall                                                       14,190,894.23                14,190,894.23
         Allocation of Excess Finance Charge Collections                                         0.00                         0.00

B. Series Allocations

         Amounts Due                                                                                          1998-3
                             Transferor's Percentage                                                                         56.70%
                             Principal Allocation Percentage                                                                 43.30%
                             Principal Collections                                                                   64,155,212.56
                             Floating Allocation Percentage                                                                  43.30%
                             Class A Certificate Rate                                                                      4.11000%
                             Class B Certificate Rate                                                                      4.34000%
                             CIA Certificate Rate                                                                          4.95500%
                             CIA Secured Loan Spread Rate                                                                  4.70500%
                             Class D Certificate Rate                                                                      0.00000%
                             Class A Interest                                                                         1,868,680.00
                             Class B Interest                                                                           422,306.11
                             Collateral Monthly Interest                                                                285,875.97
                             Class D Interest                                                                                 0.00
                             Investor Monthly Interest                                                                2,576,862.08
                             Investor Default Amount (Net of Recoveries)                                              6,822,524.89
                             Interchange Collections                                                                    775,894.76
                             0.75% of Interchange                                                                       468,506.57
                             Servicer Interchange                                                                       468,506.57
                             Monthly Servicing Fee (Before Adjustments)                                               1,249,350.85
                                 Interchange Adjustment                                                                       0.00
                                 SFA Adjustment                                                                               0.00
                                 Previous Period Adjustment                                                                   0.00
                             Total Monthly Servicing Fee (After all adjustments)                                      1,249,350.85

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")

                                                                               Group I                        1998-3
         Beginning Invested Amount (Month)                                             750,000,000.00               750,000,000.00
         Finance Charge Collections                                                     10,694,386.25                10,694,386.25
         Reserve Account Interest                                                                0.00                         0.00
         PFA Proceeds                                                                            0.00                         0.00
         Total Finance Charge Collections                                               10,694,386.25                10,694,386.25
         Investor Monthly Interest                                                       2,576,862.08                 2,576,862.08
         Investor Default Amount                                                         6,822,524.89                 6,822,524.89
         Monthly Servicing Fee                                                           1,249,350.85                 1,249,350.85
         Additional Amounts                                                                      0.00                         0.00
         Total Amount Due                                                               10,648,737.82                10,648,737.82
         Group Excess?                                                            Y
         Amount per 4.10(A)                                                                                           2,576,862.08
         Amount per 4.10(B)              used in a                                                                    6,822,524.89
         Amount per 4.10(C)       shortfall scenario only                                                             1,249,350.85
         Amount per 4.10(D)                                                                                                   0.00
         Redirected Finance Charge Collections                                          10,694,386.25                10,694,386.25
         Amount of funds redistributed per 4.10                                                                               0.00
         Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)                              10,694,386.25

D. Trust Performance
         30-59 Days Delinquent                                                          31,545,122.13                        1.85%
         60-89 Days Delinquent                                                          21,981,434.76                        1.29%
         90+ Days Delinquent                                                            49,451,803.09                        2.90%
         Total 30+ Days Delinquent                                                     102,978,359.98                        6.04%

THE FIRST NATIONAL BANK OF ATLANTA
d/b/a Wachovia Bank Card Services
as Servicer


By:  Michael L. Scheuerman
Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                15-Jun-01
Current Payment Date                             16-Jul-01
Actual / 360 Days                                   31                 31                    31                31
30 / 360 Days                                       31                 31                    31                31
Fixed / Floating                                 Floating           Floating              Floating          Floating

                                                 Class A            Class B          Collateral Invested    Class D        Total
                                                                                            Amount
Certificate Rate                                          4.11000%         4.34000%        4.95500%        0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                             4.70500%
Initial Balance                                     528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Initial Invested Amount + Req Transf Amount                                                                           802,500,000.00

Beginning Outstanding Amount (Distribution)         528,000,000.00   113,000,000.00   67,000,000.00   41,610,507.42   749,610,507.42
Ending Outstanding Amount (Distribution)            528,000,000.00   113,000,000.00   67,000,000.00   41,228,446.03   749,228,446.03

Beginning Invested Amount (Distribution)            528,000,000.00   113,000,000.00   67,000,000.00   41,610,507.42   749,610,507.42
Ending Invested Amount (Distribution)               528,000,000.00   113,000,000.00   67,000,000.00   41,228,446.03   749,228,446.03

Beginning Adjusted Invested Amount (Distribution)   528,000,000.00   113,000,000.00   67,000,000.00   41,610,507.42   749,610,507.42
Ending Adjusted Invested Amount (Distribution)      528,000,000.00   113,000,000.00   67,000,000.00   41,228,446.03   749,228,446.03


Beginning Invested Amount (Month)                   528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Month)                      528,000,000.00   113,000,000.00   67,000,000.00   41,610,507.42   749,610,507.42

Beginning Adjusted Invested Amount (Month)          528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)             528,000,000.00   113,000,000.00   67,000,000.00   41,610,507.42   749,610,507.42

Principal Allocation Percentage                             70.40%           15.07%           8.93%           5.60%          100.00%
Floating Allocation Percentage                              70.40%           15.07%           8.93%           5.60%          100.00%
Principal Collections                                45,165,269.64     9,666,052.03    5,731,198.99    3,592,691.90    64,155,212.56
Redirected Finance Charge Collections                 7,528,847.92     1,611,287.53      955,365.17      598,885.63    10,694,386.25
Reserve Account Draw                                          0.00             0.00                                             0.00
PFA Proceeds (Class A Available Funds)                        0.00                                                              0.00
Redirected Finance Charge plus PFA Proceeds           7,528,847.92     1,611,287.53      955,365.17      598,885.63    10,694,386.25
Monthly Interest                                      1,868,680.00       422,306.11      285,875.97            0.00     2,576,862.08
Investor Default Amount (Net)                         4,803,057.52     1,027,927.08      609,478.89      382,061.39     6,822,524.89
Monthly Servicing Fee                                   879,543.00       188,235.53      111,608.68       69,963.65     1,249,350.85
Total Due                                             7,551,280.52     1,638,468.72    1,006,963.54      452,025.04    10,648,737.82

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                              10,694,386.25
Series Adjusted Portfolio Yield                                                                                                6.19%
Base Rate                                                                                                                      5.99%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                    Revolving Period (Y/N)                                             Y
                    Accumulation Period (Y/N)                                          N
                    Early Amortization (Y/N)                                           N
                    Controlled Accumulation Period                                   12.00
                    FNBA is Servicer                                                   Y
                    Paydown Excess CIA (Y/N)                                           Y
                    Paydown Excess Class D (Y/N)                                       Y
                    Controlled Accumulation Amount                                     53,416,666.67
                    Controlled Deposit Amount                                          53,416,666.67
                    Ending Controlled Deposit Amount Shortfall                                  0.00

Funding Accounts
                    Beginning Principal Funding Account Balance                                 0.00
                    Principal Funding Account Deposit                                           0.00
                    Principal Funding Account Withdrawal                                        0.00
                    Ending Principal Funding Account Balance                                    0.00
                    Principal Funding Investment Proceeds                                       0.00

                    Yield Supplement Account Beginning Balance                                  0.00
                    Yield Supplement Account Release                                            0.00
                    Yield Supplement Account Ending Balance                                     0.00

                    Reserve Account Beginning Balance                                   2,073,179.65
                    Required Reserve Account Amount                                     3,205,000.00
                    Available Reserve Account Amount                                    2,073,179.65
                    Interest Retained in Reserve Account                                    6,065.09
                    Reserve Draw Amount pursuant to Supplement 4.12(c).                         0.00
                    Funds Deposited into Reserve Account (out of Excess Spread)           427,709.82
                    Ending Reserve Account Balance                                      2,506,954.56
                    Covered Amount                                                              0.00

C. Certificate Balances and Distributions
                                                Class A            Class B            CIA                Class D         Total
                             Beginning Balance     528,000,000.00    113,000,000.00    67,000,000.00   42,000,000.00  750,000,000.00
                        Interest Distributions       1,868,680.00        422,306.11       285,875.97            0.00    2,576,862.08
                       Cumulative PFA Deposits               0.00              0.00                             0.00            0.00
                       Principal Distributions               0.00              0.00             0.00            0.00            0.00
                           Total Distributions       1,868,680.00        422,306.11       285,875.97            0.00    2,576,862.08
                    Ending Certificate Balance     528,000,000.00    113,000,000.00    67,000,000.00   41,610,507.42  749,610,507.42

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                                 3.5392
                          2 Amount of the distribution in respect of Class A Monthly Interest:                                3.5392
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                      0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                               0.00
                          5 Amount of the distribution in respect of Class A Principal:                                         0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                                       0.00
                          2 Amount of Class A Investor Charge-Offs                                                              0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                                 0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                        0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                              0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                             3.7372
                          2 Amount of the distribution in respect of Class B monthly interest:                                3.7372
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:                      0.00
                          4 Amount of the distribution in respect of Class B additional interest:                               0.00
                          5 Amount of the distribution in respect of Class B principal:                                         0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                                 0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                                0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                           0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                         0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                                      0.00
                            of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                          1 Total amount distributed to the Collateral Interest Holder:                                   285,875.97
                          2 Amount distributed in respect of Collateral Monthly Interest:                                 285,875.97
                          3 Amount distributed in respect of Collateral Additional Interest:                                    0.00
                          4 The amount distributed to the Collateral Interest Holder in respect                                 0.00
                            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                          1 The amount of reductions in the Collateral Invested Amount.                                         0.00
                          2 The total amount reimbursed in respect of such reductions in the                                    0.00
                            Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections

                          1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int
                            and PFA Proceeds)                                                                          10,694,386.25
                          2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)       12,163,985.66
                          3 Spread Account Requirement per Loan Agreement                                              12,721,294.82
                          4 Finance Charge Shortfall                                                                   14,190,894.23
                          5 Available for Other Excess Allocation Series                                                        0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                  Available         Due             Paid             Shortfall
                          1 Allocated Class A Available Funds         7,528,847.92
                            a Reserve Account Release                         0.00
                            b PFA Investment Earnings                         0.00
                            c Class A Available Funds                 7,528,847.92

                          2 Class A Available Funds                   7,528,847.92
                            a Class A Monthly Interest                                1,868,680.00    1,868,680.00             0.00
                            b Class A Servicing Fee                                     879,543.00      879,543.00             0.00
                            c Class A Investor Default Amount                         4,803,057.52    4,780,624.92        22,432.60
                            d Class A Excess                                  0.00

                          3 Class B Available Funds                   1,611,287.53
                            a Class B Monthly Interest                                  422,306.11      422,306.11             0.00
                            b Class B Servicing Fee                                     188,235.53      188,235.53             0.00
                            c Class B Excess                          1,000,745.89

                          4 Collateral Available Funds                  955,365.17
                            a Collateral Servicing Fee                                  111,608.68      111,608.68             0.00
                            b Collateral Excess                         843,756.50

                          5 Class D Available Funds                     598,885.63
                            a Class D Servicing Fee                                      69,963.65       69,963.65             0.00
                            b Class D Excess                            528,921.98

                          6 Total Excess Spread                       2,373,424.37

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                  Available           Due             Paid             Shortfall
       1 Available Excess Spread                                      2,373,424.37
       2 Excess Fin Charge Coll                                                               0.00
              from Other Series
       3 Available Funds                                              2,373,424.37
       4 Class A Required Amount
         a Interest                                                                           0.00            0.00             0.00
         b Servicing Fee                                                                      0.00            0.00             0.00
         c Defaults                                                                      22,432.60       22,432.60             0.00
       5 Class A Charge Offs not Previously Reimbursed                                        0.00            0.00             0.00
      6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
         a Interest                                                                           0.00            0.00             0.00
         b Servicing Fee                                                                      0.00            0.00             0.00
      6b Class B Default Amount                                                       1,027,927.08    1,027,927.08             0.00
       7 Reductions in Class B not previously reimbursed                                      0.00            0.00             0.00
       8 Monthly Servicing Fee Shortfalls                                                     0.00            0.00             0.00
       9 Collateral Monthly Interest                                                    285,875.97      285,875.97             0.00
      10 Collateral Default Amount                                                      609,478.89      609,478.89             0.00
      11 Reductions in CIA not previously reimbursed                                          0.00            0.00             0.00
      12 Reserve Account Deposit                                                      1,125,755.26      427,709.82       698,045.44
      13 Class D Monthly Interest                                                             0.00            0.00             0.00
      14 Class D Default Amount                                                         382,061.39            0.00       382,061.39
      15 Reductions in Class D not previously reimbursed                                389,492.58            0.00       389,492.58
      16 Other CIA Amounts Owed                                                      12,721,294.82            0.00    12,721,294.82
      17 Excess Fin Coll for Other Series                                                     0.00            0.00             0.00
      18 Excess Spread (after reallocation)                            -382,061.39
      19 Writedowns

                                                                       Total          Redirected Principal     Charge-Offs
                                             a Class A                        0.00            0.00            0.00
                                               in respect of A                                                0.00
                                             b Class B                        0.00            0.00            0.00
                                               in respect of A                                                0.00
                                               in respect of B                                                0.00
                                             c CIA                            0.00            0.00            0.00
                                               in respect of A                                                0.00
                                               in respect of B                                                0.00
                                               in respect of CIA                                              0.00
                                             d Class D                  382,061.39            0.00      382,061.39
                                               in respect of A                                                0.00
                                               in respect of B                                                0.00
                                               in respect of CIA                                              0.00
                                               in respect of D                                          382,061.39

M. Application of Redirected Principal Collections

                                                                  Available           Due             Paid             Shortfall
                          1 Redirected Principal Collections         18,989,942.92
                          2 Class A Required Amount
                            a Interest                                                         0.00            0.00            0.00
                            b Servicing Fee                                                    0.00            0.00            0.00
                            c Defaults                                                         0.00            0.00            0.00
                          3 Class B Required Amount
                            a Interest                                                         0.00            0.00            0.00
                            b Servicing Fee                                                    0.00            0.00            0.00
                            c Defaults                                                         0.00            0.00            0.00
                          4 Collateral Required Amount
                            a Interest                                                         0.00            0.00            0.00
                            b Servicing Fee                                                    0.00            0.00            0.00
                            c Defaults                                                         0.00            0.00            0.00
                          5 Available for Available Principal
                            Collections                              18,989,942.92

N.  Principal Shortfall Amount/Shared Principal Collections
                          1 Principal Allocation % of the Series 1998-3 Allocable
                            Principal Collections                                     64,155,212.56

                    Partners First Credit Card Master Trust
                                 Series 1998-3

                          2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                  6,440,463.50
                          3 Full amount required to be distributed pursuant to Section 4.5                                0.00
                          4 Principal required to fund the Required Amount per Section 4.8                                0.00
                          5 Principal Shortfall                                                                           0.00
                          6 Available for Shared Principal Collections                                           70,595,676.06

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                         70,595,676.06
                          2 Principal Collections allocation to other Principal Sharing Series                            0.00
                          3 Available Principal Collections (after Sharing)                                      70,595,676.06

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                      70,595,676.06

                          2 Collateral Invested Amount                                                           67,000,000.00
                          3 Required Collateral Invested Amount                                                  67,000,000.00
                          4 Amount used to pay Excess CIA                                                                 0.00

                          5 Available Principal Collections                                                      70,595,676.06
                          6 Class D                                                                              41,610,507.42
                          7 Required Class D                                                                     42,000,000.00
                          8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                               0.00
                          2 Controlled Deposit Amount                                                                     0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                          5 Required Enhancement Amount                                                                  $0.00

                          6 Remaining Principal Collections Available                                                     0.00
                          7 Remaining Collateral Invested Amount                                                          0.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                0.00
                                             a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                                             b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                     0.00
                         10 Remaining Class D Amount                                                                      0.00
                         11 Principal Paid to Class D (limited by Required Enhancement Amount)                            0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                    0.00
                                             a Remaining Class A Adjusted Invested Amount                      0.00
                                             b Principal Paid to Class A - Current Period's Collections        0.00
                                             c Principal Paid to Class A - PFA per 5.1                         0.00
                                             d Total Principal Paid to Class A                                 0.00

                          2 Remaining Principal Collections Available                                          0.00
                                             a Remaining Class B Adjusted Invested Amount                      0.00
                                             b Principal Paid to Class B - Current Period's Collections        0.00
                                             c Principal Paid to Class B - PFA per 5.1                         0.00
                                             d Total Principal Paid to Class B                                 0.00

                          3 Remaining Principal Collections Available                                          0.00
                                             a Remaining Collateral Invested Amount                            0.00
                                             b Principal Paid to CIA                                           0.00

                          4 Remaining Principal Collections Available                                          0.00
                                             a Remaining Class D Amount                                        0.00
                                             b Principal Paid to Class D                                       0.00

S. Yield and Base Rate

                          1 Base Rate
                                             a Current Monthly Period                                         5.99%
                                             b Prior Monthly Period                                           6.12%
                                             c Second Prior Monthly Period                                    6.97%

                            Three Month Average Base Rate                                                               6.36%

                          2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                         6.19%
                                             b Prior Monthly Period                                           7.67%
                                             c Second Prior Monthly Period                                    8.90%

                            Three Month Average Series Adjusted Portfolio Yield                                         7.59%

                          3 Excess Spread
                                             a Current Monthly Period                                         0.20%
                                             b Prior Monthly Period                                           1.55%
                                             c Second Prior Monthly Period                                    1.92%

                            Three Month Average Excess Spread                                                           1.22%
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